Private and Confidential

Date as of 24 December 2007

NAVIOS MARITIME HOLDINGS INC.

as Borrower

COMMERZBANK AG and HSH NORDBANK AG

as Lenders

HSH NORDBANK AG

as Swap Bank, Joint-Arranger, Agent,

Account Bank and Security Trustee

and

COMMERZBANK AG

as Joint-Arranger

as Swap Bank

SECOND SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement dated 1 February 2007 (as amended),

for a loan facility of up to US$280,000,000

and a revolving credit facility of up to US$120,000,000

Ince & Co

47-49 Akti Miaouli

Piraeus 185 36

Greece

Tel: 210 429 2543

Fax: 210 429 3318

Index

Clause		Page No
1	INTERPRETATION	1
2	AGREEMENT OF THE LENDERS	2
3	FURTHER AGREEMENTS	3
4	REPRESENTATIONS AND WARRANTIES	5
5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS	5
6	FURTHER ASSURANCES	6
7	FEES AND EXPENSES	7
8	NOTICES	7
9	SUPPLEMENTAL	7
10	LAW AND JURISDICTION	7

THIS AGREEMENT is made as of 24 December 2007

BETWEEN

(1)	NAVIOS MARITIME HOLDINGS INC. as Borrower;
(2)	COMMERZBANK AG and HSH NORDBANK AG as Lenders;
(3)	HSH NORDBANK AG as Swap Bank, Joint-Arranger, Agent, Account Bank and Security Trustee; and
(4)	COMMERZBANK AG as Joint-Arranger and Swap Bank.

BACKGROUND

(A)

By a Facility Agreement dated 1 February 2007 (as amended by a supplement dated 15 November 2007) and made between (i) the Borrower and (ii) the Lenders, the Lenders have made available to the Borrower a term loan of up to US$280,000,000 and a revolving loan of up to US$120,000,000.

(B)

The Borrower has made a request to the Lenders that they release and discharge security over m.vs. “NAVIOS APOLLON”, “NAVIOS ACHILLES”, “NAVIOS HIOS”, “NAVIOS HERAKLES”, “NAVIOS IOANIAN” and “NAVIOS KYPROS” and evident to the transfer of those vessels to Kleimar N.V.

IT IS AGREED as follows:

1	INTERPRETATION
1.1	Defined expressions. Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.
1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Facility Agreement” means the Facility Agreement dated 1 February 2007 as amended by the supplemental agreement dated 15 November 2007 referred to in Recital (A);

“Kleimar Charter Assignment” means a specific assignment of any Existing Charter in respect of any Greek Vessel required to be executed hereunder by Kleimar in favour of the Security Trustee (including any notices and/or acknowledgements and/or undertakings associated therewith) in such form as the Agent and the Majority Lenders may require in their sole discretion and in the plural mans all of them;

“Kleimar General Assignment” means, in respect of each Greek Vessel, the deed of assignment of its earnings, insurances and requisition compensation executed or to be executed by Kleimar in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion and in the plural means all of them;

“Kleimar Management Agreements” means, in respect of each Greek Vessel, the agreements between (i) Kleimar and the Technical Manager and (ii) Kleimar and the Commercial Manager, each in a form previously approved in writing by the Agent (acting on the instructions of the Majority Lenders) and in the plural means all of them;

“Kleimar Managers’ Undertakings” means, collectively, the undertakings and assignments required to be executed respectively hereunder by the Technical Manager and the Commercial Manager in favour of the Security Trustee in respect of each of the Greek Vessels, each in such form as the Agent and the Majority Lenders may require in their sole discretion (and “Kleimar Managers’ Undertakings” means all of them);

“Kleimar MOAs” means together the memoranda of agreement made or to be made in respect of the Greek Vessels between the relevant Seller as seller and Kleimar as buyer thereof;

“Kleimar Mortgage” means, in respect of each Greek Vessel, the first preferred Greek Ship mortgage thereof required to be executed by Kleimar in favour of the Lenders, each in such form as the Agent and the Majority Lenders may require in their sole discretion and in the plural means all of them;

“Kleimar Security Documents” means, together:

(a)	the Kleimar General Assignments;
(b)	the Kleimar Mortgages;
(c)	the Kleimar Managers’ Undertakings; and
(d)	the Kleimar Charter Assignments

and, in the singular, means any of them;

“Kleimar Underlying Documents” means, together, the Kleimar Management Agreements and the Kleimar MOAs;

“Seller” means, in relation to each Greek Vessel, the Owner thereof as is at the date hereof; and

“Transfer Date” means, in respect of each Greek Vessel, the date on which it is transferred to, and registered in, the ownership of, Kleimar.

1.3

Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.2, 1.3, 1.4, 1.5 and 1.6 of the Facility Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDERS
2.1

Release and Discharge of Security. The Lenders agree to the release of the existing General Assignment, Charter Assignment and Mortgage over each Greek Vessel and the transfer of each Greek Vessel to Kleimar on condition that:

2.1.1

the Agent, or its authorised representative, has received the documents and evidence specified in Clauses 3.1 and, in relation to each Relevant Vessel (as therein defined), in Clause 3.2 all in form and substance satisfactory to the Agent;

2.1.2

the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time and the same being unaffected by the release of the said security; and

2.1.3	no Default has occurred and being continuing and there is no Default which would result from the release of the said security or transfer of the Relevant Vessel.

3	CONDITIONS PRECEDENT
3.1	Conditions precedent to Release and Discharge of Security. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:
(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of each of Kleimar, the Borrower and each Owner of a Greek Vessel and its current corporate existence;

(b)	Corporate authorities
(i)

Certified Copies of resolutions of the directors of each of the Borrower, each Owner of a Greek Vessel and Kleimar approving the Second Supplemental Agreement and such of the Kleimar Security Documents to which such Security Party is a party and authorising the execution and delivery thereof and performance of such Security Party’s obligations thereunder, additionally certified by an officer of such Security Party as having been duly passed at a duly convened meeting of the directors of such Security Party and not having been amended, modified or revoked and being in full force and effect; and

(i)	originals or Certified Copies of any powers of attorney issued by any Security Party pursuant to such resolutions;
(c)	Required Authorisations

a certificate that there are no Required Authorisations or that there are no Required Authorisations except those described in such certificate and Certified Copies of which as duly executed (including any conditions and/or documents ancillary thereto) are appended thereto.

(d)	Certificate of incumbency

a list of directors and officers of each of the Borrower, each Owner of a Greek Vessel and Kleimar specifying the names and positions of such persons, certified by an officer of such Security Party to be true, complete and up to date;

(e)	Endorsement

the endorsement at the end of this Agreement signed by each Security Party (other than the Borrower);

(f)	London agent

documentary evidence that the agent for service of process named in clause 19 of the Facility Agreement has accepted its appointment; and

(g)	Underlying Documents

True and complete copies of the Kleimar Underlying Documents.

3.2

In this Clause 3.2, “Relevant Vessel” means the Greek Vessel which is to be transferred to Kleimar and “Relevant Security Documents” means together the Kleimar Mortgage (the “Relevant Mortgage”), the Kleimar General Assignment, the Kleimar Charter Assignment and the Kleimar Managers’ Undertakings which relate to the Relevant Vessel;

(a)	Evidence satisfactory to the Lenders that the Relevant Vessel:
(i)	Registration and Encumbrances

is registered in the name of Kleimar through the Piraeus “B” Class Ships Registry under the laws and flag of Greece and that she and her earnings, insurances and requisition compensation are free of Encumbrances except Permitted Encumbrances (such evidence to include relevant certificates issued by the Flag State and results of searches carried out against the said Registry by the Agent or its lawyers); and

(ii)	Insurance

is insured in accordance with the provisions of the relevant Kleimar Security Documents and all requirements of such Kleimar Security Documents in respect of such insurance have been complied with (including without limitation, receipt by the Agent of customary brokers’ letters of undertaking regarding the placing of hull and machinery and war risks cover and confirmation from the protection and indemnity association or other insurer with which the Kleimar is entered for insurance or insured against protection and indemnity risks, that any necessary declarations required by the association or insurer for the removal of any oil pollution exclusion have been made and that any such exclusion does not apply to her);

(b)	Kleimar Security Documents

the Relevant Security Documents, duly executed and delivered;

(c)	Notices of assignment

counterpart originals of duly executed notices of assignment required by the terms of the Kleimar Security Documents referred to in (b) above and in the forms prescribed by those Relevant Security Documents and any other documents required to be delivered pursuant thereto;

(d)	Mortgage registration

evidence that the Relevant Mortgage has been duly registered against the Relevant Vessel in accordance with the laws of Greece;

(e)	Laws of Greece: opinion

an opinion of Messrs Sioufas, special legal advisers in Greece to the Banks;

(f)	Laws of Belgium

an opinion of Messrs Nauta Dutilh, special legal advisers in Belgium to the Banks;

(g)	Registration forms

such statutory forms duly signed by Kleimar as may be required by the Agent to perfect the security contemplated by the relevant Security Documents, including, but not limited to, any UCC-1 Financing Statements as the Agent may consider necessary to be filed in Connecticut and Washington DC; and

(h)	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may request by notice to the Borrower prior to the date of transfer of the Relevant Vessel to Kleimar.

4	REPRESENTATIONS AND WARRANTIES
4.1

Repetition of Facility Agreement representations and warranties. The Borrower represents and warrants to each Bank that the representations and warranties in clause 7 of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2

Revolving Facility. The Borrower confirms that as at the date hereof the amount of the Revolving Loan is zero, and in particular that all amounts in respect of the Revolving Facility applied in payment for the shares of and in Kleimar have been fully repaid, and no future Revolving Advances shall be applied in financing or refinancing or repaying any sums to any person in relation to the cost of acquiring those shares.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS
5.1	Specific amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)	by adding in Clause 1.1 thereof each of the definitions in Clause 1.2 of this Agreement (other than the definitions of “Facility Agreement”);
(b)	by adding in the definition of “Owner” in Clause 1.1 after the words “Orbiter Owner” the words “or in relation to each Greek Vessel following the Transfer Date in respect thereof, Kleimar”;
(c)	by adding after the words “Managers’ Undertakings” in the definition of “Security Documents” in Clause 1.1 the words “, the Kleimar Security Documents”;
(d)

by construing the definitions of “Mortgage”, “General Assignment”, “Charter Assignment”, “Guarantee” and “Managers’ Undertaking” to include, respectively, the Kleimar Mortgages, the Kleimar General Assignments, the Kleimar Charter Assignments and the Kleimar Managers’ Undertakings; and

(e)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.
5.2

Amendments to Security Documents. With effect on and from the Date hereof each of the Security Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)

the definition of, and references throughout each of the Security Documents to, the Facility Agreement and any of the other Security Documents shall be construed as if the same referred to the Facility Agreement and those Security Documents as amended and supplemented by this Agreement or the relevant Kleimar Security Documents;

(b)

by construing references throughout each of the Security Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement or the relevant Kleimar Security Documents.

5.3	Security Documents to remain In full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:
(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2 or the relevant Kleimar Security Documents; and
(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement,
6	FURTHER ASSURANCES
6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:
(a)

execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify,

(b)

effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrower or other party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:
(a)

validly and effectively to create any Security Interest or right of any kind which the Lender intended should be created by or pursuant to the Facility Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.
6.3

Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 6.1 by the date specified in the notice.
6.5

Additional corporate action. At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and
(b)

state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES
7.1

Expenses. The provisions of clause 5 (Fees and Expenses) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

7.2	Fees. The Borrower shall pay to the Agent for the account of the Lenders a non-refundable restructuring fee of USD75,000.
8	NOTICES
8.1

General. The provisions of clause 17 (Notices) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL
9.1	Counterparts. This Agreement may be executed in any number of counterparts.
9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
10	LAW AND JURISDICTION
10.1	Governing law. This Agreement shall be governed by and construed in accordance with English law.
10.2

Incorporation of the Facility Agreement provisions. The provisions of clauses 18 and 19 (Governing Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed by ALEXANDROS LAIOS	) /s/ Alexandros Laios
for and on behalf of	)
NAVIOS MARITIME HOLDINGS INC.	)
(as Borrower under and pursuant to	)
a power of attorney dated	)
21 December 2007)

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
COMMERZBANK AG	)
(as a Lender))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
HSH NORDBANK AG	)
(as a Lender))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
HSH NORDBANK AG	)
(as a Swap Bank))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
HSH NORDBANK AG	)
(as Joint-Arranger, Agent, Account	)
Bank and Security Trustee))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
COMMERZBANK AG	)
(as Joint-Arranger))

SIGNED by ROBIN PARRY	) /s/ Robin Parry
for and on behalf of	)
COMMERZBANK AG	)
(as Swap Bank))

Witness to all the above Signatures:	) /s/ Ronan Le Du
Name: RONAN LE DU	)
Address; 47-49 Akti Miouli, Piraeus, Greece	)

We on this 24 day of December 2007 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS CORPORATION	NAVIOS INTERNATIONAL INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIMAX CORPORATION	NAVIOS HANDYBULK INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
ANEMOS MARITIME HOLDINGS INC.	NAVIOS SHIPMANAGEMENT INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
ACHILLES SHIPPING CORPORATION	APOLLON SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
HERAKLES SHIPPING CORPORATION	HIOS SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
IONIAN SHIPPING CORPORATION	KYPROS SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
MERIDIAN SHIPPING ENTERPRISES INC.	MERCATOR SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
ARC SHIPPING CORPORATION	NAV HOLDINGS LIMITED

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
HORIZON SHIPPING ENTERPRISES CORPORATION	MAGELLAN SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
STAR MARITIME ENTERPRISES CORPORATION	HYPERION ENTERPRISES INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
AEGEAN SHIPPING CORPORATION	HESTIA SHIPPING LTD.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	for and on behalf of
WHITE NARCISSUS MARINE S.A.	KLEIMAR N.V.